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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                January 19, 1999


                           WESTERN DIGITAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                       001-08703               95-264-7125
(STATE OR OTHER JURISDICTION            (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)          IDENTIFICATION NO)

        8105 Irvine Center Drive
           Irvine, California                                      92618
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


Registrant's telephone number, including area code             (949) 932-5000


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         On January 19, 1999, the registrant issued a press release announcing the results of its second quarter ending December 26, 1998

         A copy of this press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit     Description
-------     -----------
 99.1       Press Release dated January 19, 1999, regarding Western Digital
            Corporation's announcement of its second quarter results.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTERN DIGITAL CORPORATION


Date:  January 19, 1999                     By:   /s/ MICHAEL A. CORNELIUS
                                                  ------------------------------

                                                      Michael A. Cornelius
                                                     Vice President, Law and
                                                   Administration and Secretary




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